ntl:

Barclay Knapp
Chief Executive Officer

ntl:

Agenda

- Third Quarter Results
  - Operational Highlights
  - Financial Overview
- Q&A

3rd Quarter Achievements

- Strong customer growth
  - 73,900 net organic customer additions
- Integration of CWC ConsumerCo on track
  - positive customer growth
  - decline in churn
- New broadband services taking hold
- Sky deal beginning of scale economies
- Business Services launching broadband too
- Broadcast and Towers poised for UMTS-related growth

ntl:

3rd Quarter Financial Highlights
(£'s in millions)

	Q3 2000	Q3 1999	% Change
NTL Consumer	£317	£137	131%
NTL Business	142	87	64%
NTL Broadcast	37	34	8%
NTL Europe	63	1	NM
Total Revenues	£560	£260	116%
EBITDA	£62	£41	54%

ntl:

Core EBITDA Growth
(£'s in millions)

	Q3 2000	Q3 1999	% Change
EBITDA	£62.2	£40.5	54%
"Investment" Areas:			
Interactive	6.2	-0.2	
TV Programming	12.6	3.4	
Branding	9.1	4.9	
Integration	14.9	0.3	
Core EBITDA	£105.0	£48.9	115%

ntl:

Networks

National Network



Network Statistics

42 Headends

90 Local Access CO Switches

300+ Hub sites

50K + High Capacity Regional Route Miles

>650K miles Regional Fiber

NTL's European Footprint



Own/Interest in:
- Largest Broadband Company
- Major Presence, Target for Growth
- Fiber-to-the-Home New Entrant

ntl:

Local Network


500 Meters
Web Server
Switch
Fiber
500 Home Node
Copper Pair Telephony
DSL
Coax Cable Television
Cable Modem
Home
Fiber
Business

8 Mbit - DSL
34 Mbit - Cable Modem
1 Gbit - Ethernet

Local Network - Fiber to the Home



Web Server
Switch
Natl Network
Fiber
500 Home Node
Conduit In Place
"Tri-mese Cable"
Home
Fiber
Business

Ethernet @
10-100 Megabits
1 Gbit

ntl:

Broadband
Consumer Division

ntl:

"Total Broadband" Strategy

- Every customer gets:
  - Access
    - access to a digital, high-speed, two way network
  - Bundling
    - TV, telephone, internet, mobile starting at a simple, monthly price
  - Connectivity
    - our ntlworld Internet "gateway" across all services

Growth

- 73,900 net additions in Q3
  - One of the highest in our history
  - 19th consecutive quarterly penetration increase
  - no ceiling in sight: Teesside 65.2% up from 55%
- 41% penetration achieved in "1998 Acquisitions"
  - 5.4% increase year-over-year
- Churn at 1.0% for NTL excluding CWC
  - Historically low level

ntl:

UK & Ireland Consumer Statistics

	Q3 2000	Q3 1999
On-Net		
Total Customers	3,117,900	1,705,700
Dual TV & Tel	1,898,200	879,100
With ntlworld Internet (1)	337,500	NM
Off-Net		
Telephone Customers	454,000	NM
Internet Customers (2)	1,181,100	535,000

(1) Includes ntlworld
(2) Includes CWC Internet and wholesale Internet subscribers

ntl:

NTL Consumer Results

(September 30, 2000)

	Total UK and Ireland NTL	Original NTL
Franchise Homes	11,818,000	2,090,000
Homes Marketed	8,011,000	1,231,000
Total Customers	3,118,000	615,000
Penetration	**39%**	50%
Dual Customers	1,898,000	567,000
Percentage Dual	**61%**	92%

ntl:

Integrating ConsumerCo: Improving Customer Experience

- Reducing fault rate
- Closing the provisioning gap
- New Products: digital, cable modems, interactive
- Attitude and culture shift
- National value proposition

ntl:

The Destructive Power of Churn
(as of June 30th)

	Original NTL	CoCo
Penetration	49.7%	29.0%
Churn / Month	1.1%	2.5%
Penetration at NTL Churn Rate [(1)]		**35.0%**

(1) Churn rate applied for 8 historical quarters

ntl:

CWC ConsumerCo Integration

Faults Decline:


Digital -
2nd Qtr
31.0%
3rd Qtr
20.0%
Analog -
2nd Qtr
4.8%
3rd Qtr
3.7%

Churn Declines:


2nd Qtr
2.5%
3rd Qtr
1.9%

CWC ConsumerCo Integration

- Closing the sales to install gap
- Upgraded over 5,000 cabinets
- Pricing and packaging under the new national proposition
- Procedure and personnel changes
  - "Virtual" London teams

Improvements - CATV Churn



Consumer Co Monthly CATV Churn (Annualized)
30
%
25
20
25.6
26.2
29.2
26.9
24.0
22.2
Apr-00
May-00
Jun-00
Jul-00
Aug-00
Sep-00
Acquisition Date

Improvements - Telephony Churn


Consumer Co Monthly Direct Telephony Churn (Annualized)
25
%
20
23.1
22.5
22.0
22.9
23.0
22.4
Apr-00
May-00
Jun-00
Jul-00
Aug-00
Sep-00
Acquisition Date
Cabinet Cleanup

ntl:

Internet, Digital TV and Cable Modems
“Total Broadband”

“Total Broadband” Tactics

- Acquire Internet customers with ntlworld
  - Already bundled
- Roll-out digital to existing customer base
  - Digital TV, Interactive, Open Web Access, NVOD, VOD
  - Every digital customer gets embedded cable modem
  - Standalone cable modems available too
- Migrate customers to high speed access
  - easier to switch, email, personalization
  - equipment, service familiarity

ntl:

ntlworld: bundled dial-up Internet service

- Over 380,000 customers as of September 30th
  - adding thousands of subs daily
  - 85% on-net

- Internet market share leadership among our customers
  - 69% vs. 10% Freeserve and 4% AOL

- Voted best Consumer ISP

ntl:

ntlworld: Superior Experience


Market Share of On-Net Dial-up Customers
80%
70%
60%
50%
40%
30%
20%
10%
0%
10%
28%
28%
6%
20%
44%
4%
10%
69%
Q1 '00
Q2 '00
Q3 '00
AOL
Freeserve
ntl

Digital Television

- Approximately 325,000 customers at 9/30
  - 500,000 by year-end on track
  - Network 80% digital-ready, 90% by year end
- ARPU higher with digital than with analog
- Interactivity and open-web access rolling out
- VOD mid 2001

ntl:

Digital: Acceleration


Digital Deployment ('000)
600
500
400
300
200
100
0
140
230
325
500
Q1 2000
Q2 2000
Q3 2000
Q4 2000E
Installed base

Every digital customer will have a cable modem

- Embedded in set-top box
  - CWC now
  - ntl by mid 2001
  - £215 per set top box
  - usable for PC and/or TV simultaneously
  - at 512K or greater
- Standalone
  - ntl now
  - CWC by early 2001
  - over 4,000 installed today
  - over 20,000 inquiries

ntl:

Product Migration Strategy - ARPU from £35 to £60


70
60
50
40
30
20
10
0
£35
Analog TV
Telephony
Access
10
15
10
£60
VOD & Int.
Broadband
Digital TV
Telephony
Access
5
15
15
15
10
Today
2005
Access
Telephony
Analog TV
Digital TV
Broadband Access
VOD, Interactive, etc.

ntl:

And access pricing is changing too...

	NTL	Competition
DTV +		Sky: £10 *
Telephony		BT: £10
Total	**£10**	**Total: £20**
DTV +		Sky: £10 *
Telephony +		
Internet		BT: £18 + FreeServe
Total	**£10**	**Total: £28**
Cable modem +	£40	BT: £40
DTV +	£10	Sky: £10 *
Telephony		BT: £10
Total	**£50**	**Total: £60**

* From Jan 1, 2001

We have entry leadership, now we go for high-end leadership

- Digital Maxpack :
  - Complete TV product (all channels - basic and premium)
  - Bundled with telephony and ntlworld
  - Price point: £43 competitive with Sky for first time
- Developing total broadband package
  - Cable modem
  - Digital TV
  - Telephony
  - "All you can eat" price?

ntl:

Decreasing Costs to Serve Our Customers Too

- Digital boxes cost £150 more installed, but
  - ultimately more reliable
  - are software upgradable
  - have embedded cable modem
- Internet customers
  - pay bills online
  - use email for customer service
  - have self-help chatrooms
- IP telephony, lower content costs, epg, interactive...

ntl:

NTL's Broadband Advantage

	NTL	Sky (including Open)	On Digital
Digital Television	✔	✔	✔
Interactive			Minimal - needs extra device
- walled garden	✔	✔	
- Web access	✔		
2 Way High-Speed			
- PC Access	✔		
- TV Access	✔		
All Platform Portal	✔		
VOD	✔		

Note: Open requires the use of a BT phone line.

ntl:

Broadband - the Competitive Market in the UK is Weak

- BT's roll-out of DSL has been stalled
  - Unbundled local loop delayed
- Quality of BT's copper plant is poor
- Sky can only resell BT's product
- We have superior networks, pre-installed base and loyal internet users

ntl:

…and we can get to the final frontier

ntl:

Local Network - Fiber to the Home


Web Server
Switch
Natl Network
Fiber
500 Home Node
Conduit In Place
"Tri-mese Cable"
Home
Fiber
Business
Ethernet @
10-100 Megabits
1 Gbit

Content and Programming

BSkyB Content Deal

- **Announced September 6th, 2000**
  - NTL will carry all Sky's main channels for five years
  - Significant savings and margin improvement
  - Mutual channel supply agreement
  - Minimum revenue guarantee - lower than current, then escalates
- **The agreement is subject to regulatory approval**

ntl:

The Final Piece of the Puzzle

1995: "Sky owns the TV market"

1996: Bundling & breaking up "Big Basic"
1997: Developed Front Row Pay Per View
1998: Launch of British Eurosport
1999: Partnerships with Football clubs

2000: Five-year contract with Sky
- Resets the economics of the video business

ntl:

UK Pay TV Market

Cumulative Subscriber Additions since 1994



2,950,000
2,075,000
Sky
43%
CATV
57%

Source: ITC. Results as of 6/30/00.

National Telecoms

NTL Business Telecoms Strategy

- "Total broadband" for business too
  - Fiber direct for carriers, large business
  - Cable modems, E-1, fiber direct for SMEs
  - "Virtuous Circle" combination for enterprise and public
    - ★Telecommuting
    - ★Community Intranets
    - ★Enterprise VPNs

ntl:

Market Segmentation

- **Small Businesses** - <50 employees
- **Medium and Large National Companies**
- **Public Sector** - Education, Health, Government & Emergency Services
- **Carriers** - Regional, National and Global

ntl:

UK/Ireland Business Market
(£'s in Billions)

	2000	2003	2005	CAGR
Small	£1.7	£2.1	£2.5	
Medium and Large	8.5	10.8	12.5	
Public	3.0	3.8	4.4	
Carrier	3.3	4.1	4.8	
Addressable Market	£16.5	£20.8	£24.3	8%

Source: Gartner Group, OFTEL, BT and NTL estimates. OFTEL warns that carrier figures may include double counting. All figures exclude mobile.

ntl:

Market Focus - Small Business

- £1.7 Billion market *
- <50 employees per business
- Bundled broadband packages
  - Shrink-wrapped solutions
- Transmission technology independent (cable modem, E-1, fiber direct)
- Web-based, telesales business model
- Ignored by other carriers

*Source: Gartner Group

Market Focus - Medium/Large Businesses

- National, Enterprise, Public
  - £11.5 Billion market *
  - Typically in-region, on-net
    - Low incremental capex required
  - Penetrate and grow
    - Easyjet
  - Value added, internet centric products

* Source: Gartner Group

ntl:

Market Focus - Carriers Business

- £3.0 Billion market *
- 100+ potential customers
- Limited competition
  - BT, Energis, Global Crossing (Racal)
- Large, long term contracts
- NTL is already a market leader
  - Bandwidth and reliability leader
- 3G is driving numerous market opportunities

* Source: OFTEL, BT and NTL estimates.

ntl:

Market Share Goals

(£'s in millions)

	2000	2005
Market Size*	£16,500	£24,300
NTL Revenue	£456	£3,645
% Share	3%	15%

* Source: Gartner Group, OFTEL, BT and NTL estimates. All figures exclude mobile, radcomms and satellites. NTL revenue is Q3 2000 annualized.

ntl:

Impact of CWC Acquisition

- Addition of London, Manchester and Leeds regional fiber networks
  - Tripled market reach via fiber direct
- Wide-open opportunity
  - London, Manchester, Leeds
    $\Rightarrow$ 1,2 & 4 in UK telecoms

ntl:

Business Revenue Results Comparison

($ in millions)


1200
1000
800
600
400
200
0
846
158
967
14
825
310
Energis
Colt
NTL National Telecoms
Revenue
EBITDA

Note: All figures have been annualized. NTL and Colt figures are as of the quarter ended September 30th. Energis as of the first half of the year ended March 30th. NTL EBITDA is pre-shared expenses

Broadcast and Towers

ntl:

Broadcast Overview

- The UK's leading provider of end-to-end broadcast television and radio services
  - "TV Camera to TV Set" outsourcing for channels 3, 4, and 5
- Towers & Sites well positioned for 3G mobile and fixed radio access
  - "Switch to mobile phone" outsourcing, in addition to towers
- Australia / Asia Pacific investments accelerating growth

ntl:

Broadcast Opportunities

- Continental Europe
  - Mobile tower inventory still held by carriers
  - New 3G entrant in every country
  - NTL's turnkey competitive advantage

- Asia/Pacific
  - All countries re-initiating tower activities

NTL Continental Europe

ntl:

NTL Europe Operating Highlights

- Cablecom (Switzerland)
  - Digital upgrade in process
  - Interactive email by early 2001
  - Digital PPV, NVOD, Premium Channels in 2001
  - IP Telephony testing today
- 1G Networks (France)
  - Trialing Digital TV and cable modems today
  - Telephony launch set for 1st half of 2001
  - Fully upgraded for digital and broadband by end of 2001

Proforma Operating Statistics (Gross)

(as of September 30, 2000, in '000s, assuming full ownership)

	UK & Ireland	France	Swiss	Germany	Sweden	NTL Gross
Franchise	11,817	3,466	1,875	2,800	247	20,205
Marketed	8,011	2,775	1,706	1,828	45	14,365
CATV	2,571	778	1,555	1,294	0	6,198
Telephone(1)	2,899	0	0	0	0	2,899
Internet(2)	1,519	49	173	0	8	1,749
Customers(3)	4,426	778	1,555	1,294	8	8,061
Penetration(4)	39%	28%	91%	71%	NA	47%

Notes:
(1) Includes 454,000 UK and Ireland off-net telephony subs
(2) Includes 854,000 wholesale UK and Ireland ISP customers
(3) Includes 854,000 ISP subs and 454,000 off-net telephony customers
(4) Penetration = Residential On-net CATV/ telephony customer penetration

ntl:

ntl:

John Gregg
Chief Financial Officer

ntl:

Core EBITDA Growth
(£'s in millions)

	Q3 2000	Q3 1999	% Change
EBITDA	£62.2	£40.5	54%
"Investment" Areas:			
Interactive	6.2	(0.2)	
TV Programming	12.6	3.4	
Branding	9.1	4.9	
Integration	14.9	0.3	
Core EBITDA	£105.0	£48.9	115%

ntl:

EBITDA pre-Marketing

(£'s in millions)

	EBITDA Q3-2000	EBITDA Margin
Reported	£62.2	11.1%
Adj: Investment Areas	42.8	
Core EBITDA	£105.0	
Sales & Marketing	75.0	
Core EBITDA pre-Marketing	**£180.0**	**32.3%**

ntl:

Residential Systems - UK

(£'s in millions)

	Q3-2000	Q3-1999	% Change
UK On-Net			
Revenue	£283.9	£126.7	124%
EBITDA*	£103.3	£45.0	130%
% EBITDA Margin	36.4%	35.5%	
UK Off-net			
Revenue	£20.6		
EBITDA*	£2.8		
% EBITDA Margin	13.7%		

* Pre-Shared Costs

ntl:

Upgrading Systems
(£'s in millions)

	Q3-2000	Q3-1999
Cablecom/Cablelink/1G		
Revenue	£73.1	£10.5
EBITDA*	£21.5	£1.9
% EBITDA Margin	29.4%	17.9%

* Pre-Shared Costs

NTL Operating Statistics*

(in millions)

	Current
Franchise Homes	20,200,000
Homes Passed	15,300,000
Cable TV Subscribers	6,200,000
Telephony Subscribers	2,900,000
Internet Subscribers	1,750,000
Business Customers	75,000

* Assumes 100% of affiliated entity systems.

ntl:

Highlights - National Telecoms

(£'s in millions)

	Q3-2000	Q3-1999	% Change
Revenue	£142.2	£86.9	63.6%
EBITDA*	£53.5	£32.0	67.0%
% EBITDA Margin	37.6%	36.9%	
Customers	74,800	42,100	77.7%
Lines	322,600	169,700	90.1%

* Pre-Shared Costs

ntl:

Q3 Business Product Mix


Other
Services
5%
Data &
Bandwidth
52%
Voice
43%

*Excludes Radcomms/Satellites

Carrier Revenue Mix[1]

	Data/ Bandwidth	Voice/ Other
KPN Qwest	100%	0%
Energis	55%	45%
NTL Business/Carrier	**52%**	**48%**
Thus	50%	50%
C&W Global Ops	40%	60%
Colt	37%	63%
CompleTel	36%	64%
Cable & Wireless	25%	75%
Carrier 1	20%	80%
Viatel	15%	85%
Jazztel	5%	95%

(1) Schroder Salomon Smith Barney reports

ntl:

Highlights - Broadcast

(£'s in millions)

	Q3-2000	Q3-1999	% Change
Revenue	£37.0	£34.4	8%
EBITDA*	£19.7	£17.7	11%
% EBITDA Margin	53.2%	51.6%	
% Incremental Margin	73.7%		

	Current	1996
Order Book (Contracted Revenue)	$2.8 Bln	$1.0 Bln

* Pre-Shared Costs

ntl:

Quarterly CapEx Spend


£490m
£375m
500
400
300
200
100
0
£ in mln
£190m
£300m
£230m
£145m
Q3-2000
Q1-Q4 2001
Infrastructure
Customer/Contract

ntl:

Liquidity Analysis

• UK/Irish operations	Fully Financed
• Swiss operations	Fully Financed
• Noos - France	Non recourse funding expected
• eKabel - Germany	Fully Financed
• Broadcast	Financing Opportunity

⇒ **$3.6 Billion current cash availability**

ntl:

Balance Sheet

($'s in millions)

Assets		
Cash	$ 526.7	
Other Current	915.0	
Gross PP&E	13,326.8	
(Depreciation)	(1,422.6)	
Intangibles, Other, Net	14,449.3	
	$ 27,795.2	
Liabilities		
Current Liabilities		$ 2,195.9
Long Term Debt		13,753.2
Redeemable Preferred		2,054.2
Other		239.4
		$ 18,242.7
Shareholder's Equity		9,552.5
		$ 27,795.2

1x Debt to Gross PP&E

ntl:

Diluted Common Stock Equivalents

(in millions)

	CSEs	Cash Proceeds
Primary Outstanding	272.0	
Warrants/Options	64.7	$2.7 B
FT Conv Pref Stock	35.3	
7% Conv Notes	15.3	
5-3/4% Conv Notes	11.1	
Total	398.4	

Enterprise Value @ $40/share = $29.5 Bln

ntl:

Financing Strategy Objectives

- Maintain a fully financed business plan
- Achieve and maintain corporate rating of BB
  - Continue to de-lever
- Continue to lower cost of capital (opportunistic)
- Simplify capital structure
- Unlock hidden asset value (broadcast tracking stock)

ntl:

ntl: